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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of Earliest Event Reported) May 2, 2002



                              THORATEC CORPORATION
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             (Exact name of registrant as specified in its charter)


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                  California                                1-8145                       94-2340464
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(State or other jurisdiction of incorporation)      (Commission File No.)    (I.R.S. Employer Identification No.)
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               6035 Stoneridge Drive, Pleasanton, California 94588
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (925) 847-8600


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Item 5. Other Events

        On May 3, 2002, Thoratec Corporation (the "Corporation") issued a press release announcing that its Board of Directors (the "BOARD") adopted a Shareholder Rights Plan on that date. The press release is attached to this Current Report as Exhibit 99.1.

        As part of that plan, the Board declared a dividend distribution of one preferred share purchase right (a "RIGHT") as part of that plan for each outstanding share of Common Stock (the "COMMON STOCK") of the Corporation. The dividend is payable to the shareholders of record on May 17, 2002 (the "RECORD DATE"), and with respect to shares of Common Stock issued thereafter until the Distribution Date (as defined below) and, in certain circumstances, with respect to shares of Common Stock issued after the Distribution Date. Except as set forth below, when it becomes exercisable, each Right entitles the registered holder to purchase from the Corporation one one-thousandth (1/1000th) of a share of Series RP Preferred Stock, without par value (the "PREFERRED STOCK"), of the Corporation at a price of $70.00 per one one-thousandth (1/1000th) of a share of Preferred Stock (the "PURCHASE PRICE"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "AGREEMENT") between the Corporation and Computershare Trust Company, Inc. a Colorado corporation, as rights agent (the "RIGHTS AGENT"), dated as of May 2, 2002.

        Initially, the Rights will be attached to all certificates representing shares of Common Stock then outstanding, and no separate certificates representing the Rights ("RIGHT CERTIFICATES") will be distributed. The Rights will separate from the Common Stock upon the earlier to occur of (A) a person or group of affiliated or associated persons having acquired, without the prior approval of the Board, beneficial ownership of 15% or more of the outstanding shares of Common Stock (except pursuant to a Permitted Offer, as explained below) or (B) ten days (or such later date as the Board may determine) after the commencement of, or announcement of an intention to make, a tender offer or exchange offer the completion of which would result in a person or group of affiliated or associated persons becoming an Acquiring Person (as defined below) (the "DISTRIBUTION DATE"). A person or group whose acquisition of shares of Common Stock cause a Distribution Date pursuant to clause (A) above is an "Acquiring Person," with certain exceptions set forth in the Agreement. The date that a person or group is first publicly announced to have become such by the Corporation or such Acquiring Person is referred to below and in the Agreement as the "Shares Acquisition Date".

        The Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the associated shares of Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of shares of Common Stock will contain a notation incorporating the Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for shares of Common Stock outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the shares of Common Stock represented by such certificate. As soon as practicable after the Distribution Date, Right Certificates will be mailed to the holders of record of the shares of Common Stock as of the Close of Business (as defined in the Agreement) on the



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Distribution Date (and to each initial record holder of certain shares of Common
Stock issued after the Distribution Date), and such separate Right Certificates alone will evidence the Rights.

        The Rights are not exercisable until the Distribution Date and will expire at the Close of Business on May 2, 2012, unless earlier redeemed by the Corporation as described below.

        If any person becomes an Acquiring Person (except pursuant to a tender or exchange offer which is for all outstanding shares of Common Stock at a price and on terms which a majority of certain members of the Board determines to be adequate and in the best interests of the Corporation, its shareholders and other relevant constituencies, other than such Acquiring Person, its affiliates and associates (a "PERMITTED OFFER")), each holder of a Right will thereafter have the right (the "FLIP-IN RIGHT") to receive, upon exercise, the number of shares of Common Stock (or, in certain circumstances, of one one-thousandths (1/1000ths) of a share of Preferred Stock or other securities of the Corporation) having a value (immediately before such triggering event) equal to two times the exercise price of the Right. Notwithstanding the foregoing, after the occurrence of the event described above, all Rights that are, or (under certain circumstances specified in the Agreement) were, beneficially owned by any Acquiring Person or any affiliate or associate thereof will be null and void. The Board has the option, at any time after any person becomes an Acquiring Person, to exchange all or part of the then-exercisable Rights (excluding those that have become void, as described in the immediately preceding sentence) for shares of Common Stock, at an exchange ratio determined by dividing the then-applicable Purchase Price by the then-current market price per share of Common Stock as determined in accordance with the Agreement. However, this option generally terminates if any person becomes the beneficial owner of 50% or more of the Common Stock.

        If, at any time after the Shares Acquisition Date, (A) the Corporation is acquired in a merger or other business combination transaction in which the holders of all the outstanding shares of Common Stock immediately before the completion of the transaction are not the holders of all the surviving corporation's voting power, or (B) more than 50% of the Corporation's assets or earning power is sold or transferred, in either case with or to (i) an Acquiring Person or any affiliate or associate thereof or (ii) any other person acting on behalf of or in concert with such Acquiring Person, affiliate or associate, or
(iii) if, in such transaction, all holders of shares of Common Stock are not treated alike, any other person, then each holder of a Right (except Rights which previously have been voided as set forth above) shall thereafter have the right (the "FLIP-OVER RIGHT") to receive, upon exercise, common shares of the acquiring company (or, in certain circumstances, its parent), having a value equal to two times the exercise price of the Right. The holder of a Right will continue to have the Flip-Over Right whether or not such holder exercises or surrenders the Flip-In Right.

        The Purchase Price payable, and the number of shares of Preferred Stock, shares of Common Stock or other securities issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (A) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock, (B) upon the grant to holders of shares of the Preferred Stock of certain rights or warrants to subscribe for or purchase Preferred Stock at a price, or securities convertible into Preferred Stock with a conversion price,



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less than the then current market price of the Preferred Stock or (C) upon the distribution to holders of shares of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

        The number of outstanding Rights and the number of one one-thousandths (1/1000ths) of a share of Preferred Stock issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Stock or a stock dividend on the Common Stock payable in Common Stock or subdivisions, consolidations or combinations of the Common Stock occurring, in any such case, before the Distribution Date.

        Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $1.00 per share but, if greater, will be entitled to an total dividend per share of 1,000 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of shares of the Preferred Stock will be entitled to a minimum preferential liquidation payment per share in an amount equal to the greater of $70.00 or 1,000 times the payment made per share of Common Stock plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the "SERIES RP LIQUIDATION PREFERENCE"). Thereafter, and after the holders of shares of the Common Stock receive a liquidation payment of an amount equal to the quotient obtained by dividing the Series RP Liquidation Preference by 1,000 (subject to certain adjustments for stock splits, stock dividends and recapitalizations with respect to the Common Stock), the holders of shares of the Preferred Stock and the holders of the Common Stock will share the remaining assets in the ratio of 1,000 to 1 (as adjusted) for each share of Preferred Stock and Common Stock so held, respectively. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Preferred Stock will be entitled to receive 1,000 times the amount received per share of Common Stock. These rights are protected by customary antidilution provisions. If the amount of accrued and unpaid dividends on the Preferred Stock is equivalent to six full quarterly dividends or more, the holders of shares of the Preferred Stock will have the right, voting as a class, to elect two directors in addition to the directors elected by the holders of shares of the Common Stock until all cumulative dividends on the Preferred Stock have been paid or set apart for payment through the last quarterly dividend payment date. No fractional shares of Preferred Stock will be issued (other than fractions which are one one-thousandth (1/1000th) or integral multiples of one one-thousandth (1/1000th) of a share of Preferred Stock, which may, at the election of the Corporation, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Stock on the last trading day before the date of exercise.

        With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in the Purchase Price.

        At any time before the earlier to occur of (A) a person becoming an Acquiring Person or (B) the expiration of the Rights, and under certain other circumstances, the Corporation may redeem the Rights in whole, but not in part, at a price (payable in cash or, at the Corporation's election, in Common Stock) of $0.0001 per Right (the "REDEMPTION PRICE"). Any



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redemption would be effective upon the action of the Board. Additionally, after the Shares Acquisition Date, the Corporation may redeem the then outstanding Rights in whole, but not in part, at the Redemption Price, provided that such redemption is in connection with a merger or other business combination transaction or series of transactions involving the Corporation in which all holders of shares of Common Stock are treated alike but not involving an Acquiring Person or its affiliates or associates.

        Other than those provisions relating to the rights, duties and obligations of the Rights Agent and certain principal economic terms of the Rights, all the provisions of the Agreement may be amended by the Board before the Distribution Date. After the Distribution Date, the Agreement may only be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes that do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or, subject to certain limitations, to shorten or lengthen any time period under the Agreement.

        Until a Right is exercised, the holder thereof, as such, will have no rights as a shareholder of the Corporation, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to shareholders of the Corporation, shareholders may, depending upon the circumstances, recognize taxable income should the Rights become exercisable or upon the occurrence of certain events thereafter.

        As of May 2, 2002, 57,068,988 shares of Common Stock were outstanding.

        The Rights have certain anti-takeover effects. The Rights could cause substantial dilution to a person or group that attempts to acquire, or in all events does acquire, at least 15% of the Corporation's Common Stock without conditioning its offer or acquisition on the Rights being redeemed or invalidated, or a substantial number of Rights being acquired. However, the Corporation believes that the Rights should not interfere with any tender offer or merger approved by the Corporation (other than with an Acquiring Person). That is because the Rights do not become exercisable in connection with a Permitted Offer or other acquisition exempted by the Board.

        The Rights Agreement (including, attached as exhibits to the Right Agreement, the Form of Certificate of Determination, Preferences and Rights of the Series RP Preferred Stock, the Form of Right Certificate, and a summary of the rights) constitute Exhibit 4.1 to this Current Report and are incorporated here by reference.

        The foregoing description of the Rights does not purport to be complete. It is qualified in its entirety by reference to the Rights Agreement, including the exhibits to the Rights Agreement.

Item 7. Exhibits

  4.1 Rights Agreement dated as of May 2, 2002 between the Corporation and Computershare Trust Company, Inc., as rights agent, including: (a) as Exhibit A,




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          the Form of Certificate of Determination, Preferences and Rights of
          Series CP Stock, (b) as Exhibit B, the Form of Right Certificate and
          (c) as Exhibit C, the Summary of Rights to Purchase Series RP Preferred Shares. This item was filed with the Securities and Exchange Commission, on the same date this Current Report was filed, as an exhibit to the Corporation's Form 8-A. It is incorporated by reference into this Current Report on Form 8-K.

  99.1    Press release issued by the Corporation on May 3, 2002.


                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



Dated  May 3, 2002

                                        THORATEC CORPORATION



                                     By /s/ M. Wayne Boylston
                                        ---------------------------------------
                                        M. Wayne Boylston
                                        Senior Vice President
                                        Chief Financial Officer and Secretary


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                                  EXHIBIT INDEX



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Exhibit   Description
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  99.1    Press Release issued by the Corporation on May 3, 2002.
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